UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A2

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 27, 2011

Convenientcast, Inc.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

001-32032	83-0375241
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C Clinton, Mississippi	39056
(Address of Principal Executive Offices)	(Zip Code)

(601) 488-4360
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On December 27, 2011, Board of Directors of the Registrant dismissed Child, Van Wagoner and Bradshaw, PLLC, its independent registered public account firm. On the same date, December 27, 2011, the accounting firm of McConnell & Jones, LLP was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant’s Audit Committee approved of the dismissal of Child, Van Wagoner and Bradshaw, PLLC and the engagement of McConnell & Jones, LLP as its independent auditor. None of the reports of Child, Van Wagoner and Bradshaw, PLLC on the Company’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements contained in its 10-K for the period ended 12/31/2010 contained a going concern qualification in the registrant’s audited financial statements.

During the registrant’s two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Child, Van Wagoner and Bradshaw, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Child, Van Wagoner and Bradshaw, PLLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant’s financial statements. During our two most recent fiscal years and any subsequent interim period prior to the dismissal of Child, Van Wagoner and Bradshaw, PLLC, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The registrant has requested that Child, Van Wagoner and Bradshaw, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached hereto as Exhibit 16.1.

b) On December 27, 2011, the registrant engaged McConnell & Jones, LLP as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted McConnell & Jones, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.	Exhibits
16.1	Letter from Child, Van Wagoner and Bradshaw, PLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2012

By:	/s/ Marco Moran
Name: Marco Moran
Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Child, Van Wagoner and Bradshaw, PLLC.